                                                                      Exhibit 20

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of August 25, 2000 for the Collection Period of
                       July 1, 2000 through July 31, 2000


             ORIGINAL DEAL PARAMETER
             Aggregate Net Investment Value (ANIV)        1,099,937,045.30
             Discounted Principal Balance                 1,099,937,045.30
             Servicer Advance                                 2,144,779.34
             Servicer Payahead                                3,039,194.68
             Number of Contracts                                    49,144
             Weighted Average Lease Rate                             7.74%
             Weighted Average Remaining Term                          38.7
             Servicing Fee Percentage                                1.00%

             POOL DATA - CURRENT MONTH
             Aggregate Net Investment Value                 829,212,845.16
             Discounted Principal Balance                   825,202,247.14
             Servicer Advances                                2,956,491.61
             Servicer Pay Ahead Balance                       3,292,361.08
             Maturity Advances Outstanding                            -
             Number of Current Contracts                            46,710
             Weighted Average Lease Rate                             7.53%
             Weighted Average Remaining Term                           9.7

 --------------------------------------------------------------------------------------------------------------------------
  RESERVE FUND:
  Initial Deposit Amount                                                                                 41,247,639.20
  Specified Reserve Fund Percentage                                                                             9.630%
  Specified Reserve Fund Amount                                                                         105,923,937.46


                                                                 Class A             Class B                    Total
                                                                  Amount             Amount                     Amount
                                                                 -------              -------                   ------
  Beginning Balance                                        100,894,818.80           1,073,070.00           101,967,888.80
  Withdrawal Amount                                                  -                      -                        -
  Cash Capital Contribution                                          -                                               -
  Transferor Excess                                          1,379,829.18                                    1,379,829.18
                                                         --------------------  -------------------  -----------------------
  Reserve Fund Balance Prior to Release                    102,274,647.98           1,073,070.00           103,347,717.98
  Specified Reserve Fund Balance                           104,850,867.46           1,073,070.00           105,923,937.46
                                                         --------------------  -------------------  -----------------------
  Release to Transferor                                              -                      -                        -
  Ending Reserve Fund Balance                              102,274,647.98           1,073,070.00           103,347,717.98
  Prior Cumulative Withdrawal Amount                                 -                      -                        -
  Cumulative Withdrawal Amount                                       -                      -                        -

---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
  LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                    Vehicles
  Liquidated Contracts                                                               119
  Discounted Principal Balance                                                       ---                      1,904,158.16
  Net Liquidation Proceeds                                                                                   (1,580,085.85)
  Recoveries - Previously Liquidated Contracts                                                                  (15,917.50)
                                                                                                    -----------------------
  Aggregate Credit Losses for the Collection Period                                                             308,154.81
                                                                                                    =======================
  Cumulative Credit Losses for all Periods                                                                    8,990,822.80
                                                                                                    =======================
  Repossessed in Current Period                                                      62
                                                                                     --
  RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                            Annualized Average
  FOR EACH COLLECTION PERIOD:                                                                         Charge-Off Rate
  Second Preceding Collection Period                                                                                0.34%
  First Preceding Collection Period                                                                                 0.40%
  Current Collection Period                                                                                         0.44%

---------------------------------------------------------------------------------------------------------------------------
  CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                               0.39%
  Charge-off Rate Indicator ( > 1.25%)                                                                    CONDITION NOT MET
--------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
DELINQUENT CONTRACTS:                                                          Percent     Accounts   Percent      ANIV
                                                                               -------     --------   -------      ----
  31-60 Days Delinquent                                                             1.78%     833      1.63%    13,552,003.81
  61-90 Days Delinquent                                                             0.11%      53      0.12%       963,728.36
  Over 90 Days Delinquent                                                           0.04%      17      0.03%       284,045.39
                                                                                           ---------          -------------------
  Total Delinquencies                                                                         903               14,799,777.56
                                                                                           =========          ===================

RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                       0.12%
  First Preceding Collection Period                                                                                        0.14%
  Current Collection Period                                                                                                0.15%

---------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                      0.14%
  Delinquency Percentage Indicator ( > 1.25%)                                                                  CONDITION NOT MET
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                       Vehicles
  Matured Lease Vehicle Inventory Sold                                                               145           2,272,474.31
                                                                                                     ---
  Net Liquidation Proceeds                                                                                        (2,022,505.57)
                                                                                                                 -------------------
  Net Residual Value (Gain) Loss                                                                                     249,968.74
                                                                                                                 ===================
  Cumulative Residual Value (Gain) Loss all periods                                                                2,608,945.05
                                                                                                                 ===================

                                                                                                   Average          Average
                                                             Number   Scheduled     Sale       Net Liquidation      Residual
MATURED VEHICLES SOLD FOR                                     Sold    Maturities    Ratio         Proceeds           Value
EACH COLLECTION PERIOD:
  Second Preceding Collection Period                          118        174         67.82%         12,969.66           13,718.85
  First Preceding Collection Period                           113        117         96.58%         13,217.52           14,194.21
  Current Collection Period                                   145        133        100.00%         13,948.31           15,941.29
  Three Month Average                                                                               13,421.56           14,718.77

                                                                                                                 -------------------
      Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                      91.19%
                                                                                                                 -------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                                AMOUNT/RATIO       TEST MET?

   a) Number of Vehicles Sold > 25% of Scheduled Maturities                                             100.00%            YES

   b) Number of Scheduled Maturities > 500                                                                133               NO

   c) 3 Month Average Matured Leased Vehicle Proceeds < 75% of avg. residual values                      91.19%             NO

   Residual Value Indicator  (condition met if tests a, b and c = YES)                                           CONDITION NOT MET
------------------------------------------------------------------------------------------------------------------------------------

                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of August 25, 2000 for the Collection Period of
                       July 1, 2000 through July 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Certificate Balance             Class A1
                                                                   Total          Percent        Balance              Balance
------------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                          98.00%
  Interest Collections                                             6,238,178.68
  Net Investment Income                                            1,187,376.55
  Non-recoverable Advances                                           (67,321.14)
                                                              ------------------
  Available Interest                                               7,358,234.09                   7,219,452.42        2,243,650.90
  Class A1, A2, A3 Notional Interest Accrual Amount               (4,546,833.33)                 (4,546,833.33)      (1,493,541.67)
  Unreimbursed A1, A2, A3 Interest Shortfall                               -                              -                   -
  Interest Accrual for Adjusted Class B Certificate Bal.            (390,478.25)                   (390,478.25)
  Class B Interest Carryover Shortfall                                     -                              -
  Servicer's Fee                                                    (708,741.66)                   (692,802.17)
  Capped Expenses                                                    (28,408.14)                    (27,769.25)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                       -                              -
  Uncapped Expenses                                                        -                              -
                                                              ------------------             ------------------
  Total Unallocated Interest                                       1,683,772.71                   1,561,569.42
  Excess Interest to Transferor                                            -                     (1,561,569.42)
                                                              ------------------             ------------------
       Net Interest Collections Available                          1,683,772.71                           -
                                                              ------------------
  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                         (545,571.43)
  ACCELERATED PRINCIPAL DISTRIBUTION:                               (172,752.68)

   DEPOSIT TO RESERVE FUND:                                        1,379,829.18

  WITHDRAWAL FROM RESERVE FUND:                                            -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                        414,380.58
  NET WITHDRAWAL FROM THE RESERVE FUND:                                    -

PRINCIPAL:
  Current Loss Amount                                               (558,123.55)                   (545,571.43)        (545,571.43)
  Loss Reimbursement from Transferor                                 545,571.43                     545,571.43          545,571.43
  Loss Reimbursement from Reserve Fund                                     -                              -                   -
                                                              ------------------             ------------------  ------------------
       Total                                                         (12,552.12)                          -                   -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                              ------------------
  Ending Balance                                                           -
CLASS A INTEREST SUBORDINATED
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                              ------------------
  Ending Balance                                                           -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                              ------------------
  Ending Balance                                                           -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                        -
  Current increase (decrease)                                              -
                                                              ------------------
  Ending Balance                                                           -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                              -                   -
  Allocations - Current Period                                    20,850,219.86                  20,850,219.86       20,850,219.86
  Allocations - Accelerated Principal Distribution                   172,752.68                     172,752.68          172,752.68
  Allocations - Not Disbursed Beginning of Period                246,575,396.48                 246,575,396.48      246,575,396.48
  Allocations - Not Disbursed End of Period                      267,598,369.02                 267,598,369.02      267,598,369.02
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                            -                              -                   -
  Allocations - Current Period                                     4,937,311.58                   4,937,311.58        1,493,541.67
  Allocations - Not Disbursed Beginning of Period                 19,749,246.32                  19,749,246.32        5,974,166.68
  Allocations - Not Disbursed End of Period                       24,686,557.90                  24,686,557.90        7,467,708.35
DUE TO TRUST - CURRENT PERIOD:                                                                            -
  Total Deposit to/ (Withdrawal from) Reserve Fund                 1,379,829.18
  Due To Trust                                                    24,772,907.58                  24,772,907.58       22,147,503.06
                                                              ------------------             ------------------  ------------------
     Total Due To Trust                                           26,152,736.76                  24,772,907.58       22,147,503.06
------------------------------------------------------------------------------------------------------------------------------------

                                                              ----------------------------------------------------
                                                                 Class A2          Class A3           Class B
                                                                 Balance           Balance            Balance
                                                              ----------------------------------------------------
INTEREST:
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                            3,851,042.58       645,635.66         479,123.28
  Class A1, A2, A3 Notional Interest Accrual Amount            (2,611,458.33)     (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                            -                -
  Interest Accrual for Adjusted Class B Certificate Bal.                                             (390,478.25)
  Class B Interest Carryover Shortfall                                                                      -
  Servicer's Fee
  Capped Expenses
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                                        -
  Uncapped Expenses

  Total Unallocated Interest
  Excess Interest to Transferor

       Net Interest Collections Available

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:
  ACCELERATED PRINCIPAL DISTRIBUTION:

   DEPOSIT TO RESERVE FUND:

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                   -                -                  -
  Loss Reimbursement from Transferor                                    -                -                  -
  Loss Reimbursement from Reserve Fund                                  -                -                  -
                                                             ----------------  ---------------    ---------------
       Total                                                            -                -                  -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                -                  -
  Allocations - Current Period                                          -                -                  -
  Allocations - Accelerated Principal Distribution                      -                -                  -
  Allocations - Not Disbursed Beginning of Period                       -                -                  -
  Allocations - Not Disbursed End of Period                             -                -                  -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                         -                -                  -
  Allocations - Current Period                                  2,611,458.33       441,833.33         390,478.25
  Allocations - Not Disbursed Beginning of Period              10,445,833.32     1,767,333.32       1,561,913.00
  Allocations - Not Disbursed End of Period                    13,057,291.65     2,209,166.65       1,952,391.25
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                  1,978,080.98       335,646.24         311,677.30
                                                             ----------------  ---------------    ---------------
     Total Due To Trust                                         1,978,080.98       335,646.24         311,677.30
                                                              ----------------------------------------------------


                                                              ------------------------------------------
                                                                             Transferor Interest
                                                                      Interest               Principal
                                                              ------------------------------------------
INTEREST:                                                         2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances

  Available Interest                                                138,781.67
  Class A1, A2, A3 Notional Interest Accrual Amount
  Unreimbursed A1, A2, A3 Interest Shortfall
  Interest Accrual for Adjusted Class B Certificate Bal.
  Class B Interest Carryover Shortfall
  Servicer's Fee                                                    (15,939.49)
  Capped Expenses                                                      (638.89)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.
  Uncapped Expenses                                                       -
                                                           --------------------
  Total Unallocated Interest                                        122,203.29
  Excess Interest to Transferor                                   1,561,569.42
                                                           --------------------
       Net Interest Collections Available                         1,683,772.71

  INTEREST COLLECTIONS ALLOCATED TO LOSSES:                        (545,571.43)
  ACCELERATED PRINCIPAL DISTRIBUTION:                              (172,752.68)
                                                           --------------------
   DEPOSIT TO RESERVE FUND:                                         965,448.60
                                                           --------------------

  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                                (12,552.12)
  Loss Reimbursement from Transferor                               (545,571.43)
  Loss Reimbursement from Reserve Fund
                                                                                  -----------------
       Total                                                                         (12,552.12)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS A INTEREST SUBORDINATED
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS
  Beginning Balance
  Current increase (decrease)

  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)

  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                                            -
  Allocations - Current Period
  Allocations - Accelerated Principal Distribution
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                           -
  Allocations - Current Period
  Allocations - Not Disbursed Beginning of Period
  Allocations - Not Disbursed End of Period
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                            -                -
                                                           --------------------   -----------------
     Total Due To Trust                                                   -                -
                                                           ----------------------------------------


                         TOYOTA MOTOR CREDIT CORPORATION
             Servicer's Certificate - Toyota Auto Lease Trust 1998-B
        Distribution Date of August 25, 2000 for the Collection Period of
                       July 1, 2000 through July 31, 2000


------------------------------------------------------------------------------------------------------------------------------
                                                                    Certificate Balance                 Class A1
                                                                    -------------------                 --------
                                                  Total         Percent            Balance       Percent         Balance
------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)     1,099,937,045.30
  Discounted Principal Balance              1,099,937,045.30
  Initial Notional/Certificate Balance                  -       100.00%      1,077,938,000.00    31.08%      335,000,000.00
  Percent of ANIV                                                                      98.00%                        30.46%
  Certificate Factor                                                                1.0000000                     1.0000000
  Notional/Certificate Rate                                                                                         5.3500%
  Target Maturity Date                                                                                     October 25, 2000
  Servicer Advance                              2,144,779.34
  Servicer Payahead                             3,039,194.68
  Number of Contracts                                 49,144
  Weighted Average Lease Rate                          7.74%
  Weighted Average Remaining Term                       38.7
  Servicing Fee Percentage                             1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value              850,489,997.72
  Discounted Principal Balance                846,664,829.51
  Notional/Certificate Balance                                               1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                        831,362,603.52                 88,424,603.52
  Percent of ANIV                                                                      97.75%                        10.40%
  Certificate Factor                                                                1.0000000                     1.0000000
  Servicer Advances                             2,956,044.09
  Servicer Pay Ahead Balance                    3,120,952.83
  Maturity Advances Outstanding                         -
  Number of Current Contracts                         47,398
  Weighted Average Lease Rate                          7.53%
  Weighted Average Remaining Term                       10.7

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value              829,212,845.16
  Discounted Principal Balance                825,202,247.14
  Notional/Certificate Balance                                               1,077,938,000.00                335,000,000.00
  Adjusted Notional/Certificate Balance                                        810,339,630.98                 67,401,630.98
  Percent of ANIV                                                                      97.72%                         8.13%
  Certificate Factor                                                                1.0000000                     1.0000000
  Servicer Advances                             2,956,491.61
  Servicer Pay Ahead Balance                    3,292,361.08
  Maturity Advances Outstanding                         -
  Number of Current Contracts                         46,710
  Weighted Average Lease Rate                          7.53%
  Weighted Average Remaining Term                        9.7
  Prior Certificate Interest Payment Date     March 27, 2000
  Next Certificate Interest Payment Date  September 25, 2000
------------------------------------------------------------------------------------------------------------------------------

                                            ----------------------------------------------------------------------------------------
                                                    Class A2                      Class A3                      Class B
                                                    --------                      --------                      ------
                                            Percent            Balance     Percent          Balance      Percent       Balance
                                            ----------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance        53.34%        575,000,000.00  8.94%        96,400,000.00     6.64%       71,538,000.00
  Percent of ANIV                                                   52.28%                       8.76%                         6.50%
  Certificate Factor                                             1.0000000                   1.0000000                     1.0000000
  Notional/Certificate Rate                                        5.4500%                     5.5000%                       6.5500%
  Target Maturity Date                                  September 25, 2001           February 25, 2002            September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                              575,000,000.00               96,400,000.00                 71,538,000.00
  Adjusted Notional/Certificate Balance                     575,000,000.00               96,400,000.00                 71,538,000.00
  Percent of ANIV                                                   67.61%                      11.33%                         8.41%
  Certificate Factor                                             1.0000000                   1.0000000                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                              575,000,000.00               96,400,000.00                 71,538,000.00
  Adjusted Notional/Certificate Balance                     575,000,000.00               96,400,000.00                 71,538,000.00
  Percent of ANIV                                                   69.34%                      11.63%                         8.63%
  Certificate Factor                                             1.0000000                   1.0000000                     1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
                                            ----------------------------------------------------------------------------------------

                                            ------------------------------
                                               Transferor Interest
                                               ------------------
                                                        Balance
                                            ------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance           21,999,045.30
  Percent of ANIV                                        2.00%
  Certificate Factor
  Notional/Certificate Rate
  Target Maturity Date
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   19,127,394.20
  Adjusted Notional/Certificate Balance          19,127,394.20
  Percent of ANIV                                        2.25%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Discounted Principal Balance
  Notional/Certificate Balance                   18,873,214.18
  Adjusted Notional/Certificate Balance          18,873,214.18
  Percent of ANIV                                        2.28%
  Certificate Factor
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
                                            ------------------------------

--------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY       Vehicles
---------------------------------


  Principal Collections                              9,688,255.49
  Prepayments in Full                     423        7,399,080.28
                                          ---
  Reallocation Payment                     1            13,184.32
                                           -
  Interest Collections                               6,238,178.68
  Net Liquidation Proceeds and Recoveries            1,596,003.35
  Net Liquidation Proceeds - Vehicle Sales           2,022,505.57
  Non-Recoverable Advances                             (67,321.14)
                                                ------------------
  Total Available                                   26,889,886.55
------------------------------------------------------------------

--------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                     Amount        Annual Amount
                                               --------------   ----------------
  Total Capped Expenses Paid                       28,408.14          198,856.98
  Total Uncapped Expenses Paid                          -                   -

  Capped and Uncapped Expenses Due                      -                   -

SERVICER'S FEE DUE:
  Servicer's Fee Shortfall Carryforward                 -
  Servicer's Fee Due Current Period               708,741.66
  Servicer's Fee Paid                             708,741.66


  Servicer's Fee Balance Due                            -


 SUPPLEMENTAL SERVICER'S FEES                    84,544.37
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REVOLVING PERIOD:                                Vehicles           Amount
  Beginning Unreinvested Principal Collections                              -
  Principal Collections & Liquidated Contracts                              -
  Allocation to Subsequent Contracts                0                       -
                                                    -
                                                                ----------------
  Ending Unreinvested Principal Collections                                 -
--------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/  HOLLY PEARSON
---------------------------------------
Holly Pearson, Treasury Manager


                                     Page 3